Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
November, 1998

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  9.34%
     November, 1998  9.78%
     October, 1998  10.54%
     September, 1998  7.70%



Cash Yield                                              23.57%


Investor Charge Offs                                    6.39%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 5.99%


Seller's Interest                                       36.21%


Total Payment Rate                                      10.80%


Total Principal Balance                                $3,696,749,948.81


Investor Participation Amount                          $250,000,000.00


Seller Participation Amount                            $1,338,416,615.4